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                                                           Exhibit 99.B(A)(i)(a)

            AMENDMENT NO. 1 TO AGREEMENT AND DECLARATION OF TRUST FOR
                             ING SENIOR INCOME FUND

                                  MARCH 1,2002

     THIS AMENDMENT NO. 1 TO THE DECLARATION OF TRUST FOR ING SENIOR INCOME FUND DATED December 15, 2000 (the "Declaration of Trust"), as amended, has been executed effective as of the date hereof by the undersigned, constituting a majority of the Trustees of ING Senior Income Fund (the "Trust"), acting pursuant to Article IX, Section 9.4 of the Declaration of Trust:

     WHEREAS, on December 17, 2001, the Trustees approved amending the Trust Instrument of the Trust, subject to shareholder approval, to remove the upper limit on the number of Trustees that the Board of Trustees may set from time to time (the "Amendment"); and

     WHEREAS, the holders of a majority of the Shares outstanding and entitled to vote adopted the Amendment on February 21, 2002.

     NOW, THEREFORE, BE IT RESOLVED, that Article IV, Section 4.1, of the Declaration of Trust for the Trust shall be stricken in its entirety and the following inserted in its place:

     "Section 4.1. NUMBER, ELECTION AND TENURE. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be fewer than one (1). The Board of Trustees, by action of a majority of the Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees, appoint Trustees to the extent that the 1940 Act requires that a specified number of Trustees represent the holders of a class of senior security or remove Trustees with or without cause. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose by a vote, and in accordance with the procedures, as set forth in the Bylaws and in compliance with the provisions of the 1940 Act to the extent it requires that a specified number of Trustees represent the holders of a class of senior security. Each Trustee shall serve during the continued lifetime of the Fund until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Fund or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Fund, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. A meeting of Shareholders for the purpose of electing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning a majority of the Shares of the Fund entitled to vote on the election of a particular Trustee."

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     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



/s/ Paul S. Doherty
--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

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     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


/s/ J. Michael Earley
--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

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     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein
--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

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     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


/s/ R. Glenn Hilliard
--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


/s/ Walter H. May
--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


/s/ Thomas J. McInerney
--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

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     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



                                          /s/ Jock Patton
--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


                                          /s/ David W.C. Putnam
--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


                                          /s/ Blaine E. Rieke
--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


                                          /s/ John G. Turner
--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


                                          /s/ Roger B. Vincent
--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


--------------------------------------    --------------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------------------------    --------------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


--------------------------------------    --------------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


--------------------------------------    --------------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


                                          /s/ Richard A. Wedemeyer
--------------------------------------    --------------------------------------
Thomas J. McInemey, as Trustee            Richard A. Wedemeyer, as Trustee